UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
            Emerging growth company                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders

a.The Company held its Annual Meeting of Shareholders on May 3, 2023.

b.The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal 1: Election of Directors

The Company's shareholders elected the persons nominated as Directors of the Company as set forth below:

Nominees	For	Against	Abstain	Broker Non-Votes
Marco Alverà	259,837,018	3,788,484	331,560	21,632,001
Jacques Esculier	262,143,601	1,402,673	410,789	21,632,001
Gay Huey Evans	261,632,234	1,909,644	415,184	21,632,001
William D. Green	254,701,748	8,546,309	709,006	21,632,001
Stephanie C. Hill	260,371,074	3,268,557	317,431	21,632,001
Rebecca Jacoby	260,205,959	3,441,511	309,592	21,632,001
Robert P. Kelly	256,888,591	6,705,991	325,713	21,632,001
Ian P. Livingston	262,271,812	1,352,999	332,251	21,632,001
Deborah D. McWhinney	262,013,203	1,628,650	315,210	21,632,001
Maria R. Morris	260,848,364	2,795,335	313,363	21,632,001
Douglas L. Peterson	262,625,609	1,066,517	264,936	21,632,001
Richard E. Thornburgh	256,026,201	7,173,510	757,351	21,632,001
Gregory Washington	261,565,503	2,044,760	346,800	21,632,001

Proposal 2: Proposal to approve, on an advisory basis, the executive compensation program for the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
246,519,258	16,896,405	541,399	21,632,001

Proposal 3: Vote, on an advisory basis, on the frequency on which the Company conducts an advisory vote on the executive compensation program for the Company's named executive officers:

1 Year	2 Years	3 Years	Abstain
261,132,891	411,099	2,113,987	299,086

Proposal 4: Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for 2023:

For	Against	Abstain	Broker Non-Votes
267,820,594	17,595,606	172,863	—

c.Not applicable.

d.Based upon the results set forth in Proposal 3 of Item 5.07(b) above, and consistent with the Board's recommendation, advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated: May 8, 2023